Exhibit 24.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion of our report dated April 9, 2002 on the 2001 consolidated financial statements of Corporate Vision, Inc. and subsidiary, which report is incorporated in this Form 10KSB.


Youngstown, Ohio                                /s/ Packer Thomas
April 9, 2002                                   PACKER THOMAS